UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 31, 2005

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, MN		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On May 31, 2005, Vital Images, Inc. announced that Jay D. Miller , president and chief executive officer, and Michael H. Carrel, chief operating officer and chief financial officer, will be presenting at the Pacific Growth 2005 Equities Life Sciences Growth Conference on Tuesday, June 7, 2005.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release issued by Vital Images, Inc. on May 31, 2005, entitled, “Vital Images to Present at Pacific Growth Equities 2005 Life Sciences Growth Conference Tuesday, June 7.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: May 31, 2005

	By	/s/ Michael H. Carrel
Michael H. Carrel
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

99.1                           Press release issued by Vital Images, Inc. on May 31, 2005, entitled, “Vital Images to Present at Pacific Growth Equities 2005 Life Sciences Growth Conference Tuesday, June 7.”